ADVANCED SERIES TRUST
AST Small-Cap Growth Portfolio
SUMMARY PROSPECTUS • May 1, 2024

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. You can ﬁnd the Portfolio's Prospectus, Statement of Additional Information (SAI), Annual Report and other information about the Portfolio online at www.prudential.com/variableinsuranceportfolios. You can also get this information at no cost by calling 1-800-346-3778 or by sending an e-mail to: service@prudential.com. The Portfolio’s Prospectus and SAI, both dated May 1, 2024, as supplemented and amended from time to time, and the Portfolio’s most recent shareholder report, dated December 31, 2023 are all hereby incorporated by reference into (legally made a part of) this Summary Prospectus.

INVESTMENT OBJECTIVE
The investment objective of the Portfolio is to seek long-term capital growth.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(1)
Management Fees	0.72%
+ Distribution and/or Service Fees (12b-1 Fees)	0.25%
+ Other Expenses	0.03%
= Total Annual Portfolio Operating Expenses	1.00%
(1) Any differences in total annual portfolio operating expenses shown in the table above and the expense ratio (after waivers and/or reimbursements) in the Portfolio’s Financial Highlights are attributable to changes in management fees, fee waivers and/or expense limitations occurring after the end of the most recent fiscal year.
Example.  The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AST Small-Cap Growth Portfolio	$102	$318	$552	$1,225
Portfolio Turnover.  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the Portfolio's most recent fiscal year ended December 31, the Portfolio's portfolio turnover rate was 92% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.
In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in securities issued by small-capitalization companies. The Portfolio normally pursues its objective by investing primarily in the common stocks of small-capitalization companies. For purposes of the Portfolio, small-capitalization companies are generally those that have market capitalizations no larger than the largest capitalized company included in the Russell 2000® Growth Index at the time of the Portfolio’s investment. The size of the companies
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in the Russell 2000® Growth Index and those on which the Portfolio’s subadvisers intend to focus the Portfolio’s investments will change with market conditions.
The Portfolio seeks to invest in companies that possess dominant market positions or franchises, a major technological edge, or a unique competitive advantage, as well as in emerging growth companies, which are companies that are expected to experience above-average earnings or cash flow growth or meaningful changes in underlying asset values. The Portfolio may invest up to 15% of its total assets in foreign securities. The Portfolio may invest directly in foreign securities denominated in foreign currencies, or may invest through depositary receipts or passive foreign investment companies. Generally, the same criteria are used to select foreign securities as domestic securities. American Depositary Receipts and foreign issuers traded in the United States are not considered to be Foreign Securities for purposes of this investment limitation.
The Portfolio is allocated among five subadvisers: Driehaus, Emerald, MFS, UBS, and Victory Capital (each as defined below). The Strategic Investment Research Group of the Manager determines the allocation among the subadvisers based on its analysis, taking into account market conditions, risks, and other factors.
Principal Risks of Investing in the Portfolio. The risks summarized below are the principal risks of investing in the Portfolio. The relative significance of the risks summarized below may change over time. All investments have risks to some degree, and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objective, the Portfolio cannot guarantee success. To the extent the Portfolio invests in underlying investment companies or other underlying portfolios, the Portfolio may be exposed to these risks directly through securities and other investments held directly by the Portfolio or indirectly through investments made by underlying portfolios in which the Portfolio invests.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio. In addition, due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price.
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the participating insurance companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses, and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels, and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; the price of derivatives may be more volatile than the prices of traditional equity and debt securities; and changes in a derivative’s value may not correlate perfectly with the assets, rates, indices or instruments it is designed to hedge or closely track. The Portfolio is subject to a derivatives risk management program, which may limit the ability of the Portfolio to invest in derivatives.
Economic and Market Events Risk. Economic and market events risk is the risk that one or more markets in which the Portfolio invests will decline in value, including the possibility that the markets will decline sharply and unpredictably. While a Portfolio’s Manager or Subadviser(s) may make efforts to control the risks associated with market changes, and may attempt to identify changes as they occur, market environment changes can be sudden and extreme. Significant shocks to or disruptions of the financial markets or the economy, including those relating to general economic, political, or financial market conditions; significant or unexpected failures, near-failures or credit downgrades of key institutions; investor sentiment and market perceptions; unexpected changes in the prices of key commodities; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry or sector, could adversely affect the liquidity and volatility of securities held by the Portfolio. In periods of market volatility and/or declines, the Portfolio may experience high levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices.
Small Sized Company Risk. Securities of small sized companies tend to be less liquid than those of larger, more established companies, which can have an adverse effect on the price of these securities and on the Portfolio’s ability to sell these securities. The market price of such investments also may rise more in response to buying demand and fall more in response to selling pressure and be more volatile than investments in larger companies.
Investment Style Risk. Securities held by the Portfolio as a result of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions and investor sentiment. At times when the investment style is out of favor, the Portfolio may underperform other funds that invest in similar asset classes but use different investment styles.
Currency Risk. Currency risk is the risk that fluctuations in exchange rates will adversely affect the market value of a Portfolio’s investments, including the risk that the currencies in which the Portfolio’s investments are traded or in which the Portfolio receives income will decline in value relative to the US dollar. The overall impact on a Portfolio’s holdings can be significant, and long-lasting, depending on the currencies represented in the portfolio and how each foreign currency appreciates or depreciates in relation to the US dollar and whether currency positions are hedged. Further, since exchange rate movements are volatile, a Portfolio’s attempt at hedging could be unsuccessful, and it is not possible to effectively hedge the currency risks of many emerging market countries.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Foreign Investment Risk. Foreign markets tend to be more volatile than US markets and are generally not subject to regulatory requirements comparable to those in the US. Foreign securities include investments in securities of foreign issuers denominated in foreign currencies, as well as securities of foreign issuers denominated in US dollars and American Depositary Receipts. Foreign investment risk includes the risk that: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting and tax standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including, among others, military conflict, geopolitical developments, interruptions in the global supply chain, natural disasters, and outbreaks of infectious diseases.
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to policies and procedures adopted and implemented by the Manager. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably in short periods of time. Investment techniques, risk analyses, and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio’s investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters, sanctions, cybersecurity events, supply chain disruptions, political or civil instability, and public health emergencies, among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.
Redemption Risk. A Portfolio that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the Portfolio serving as the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times that it would not otherwise do so, and may as a result increase transaction costs or adversely affect Portfolio performance.
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the Securities and Exchange Commission (the SEC). Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector, or market.

Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad-based securities market index that reflects the performance of the overall market applicable to the Portfolio and an additional index that represents the market sectors in which the Portfolio primarily invests. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
Note: Effective September 12, 2022, the Portfolio added subadvisers and changed its investment strategy. The performance figures prior to September 12, 2022 for the Portfolio reflect the Portfolio's former investment operations, policies, strategies and subadvisers prior to this date. Such performance is not representative of the Portfolio's current investment operations, policies, strategies, and subadvisers that took effect as of this date, and the Portfolio's performance after this date could be materially different.
Note: Effective May 1, 2024, the Portfolio's broad-based performance index changed to the S&P 500 Index. The S&P 500 Index is an appropriate broad-based securities market index that represents the overall market applicable to the Portfolio. The Portfolio will retain the Russell 2000 Growth Index as its additional benchmark for performance comparison.

Best Quarter:		Worst Quarter:
36.98%	2nd Quarter 2020	-24.45%	1st Quarter 2020

Average Annual Total Returns (For the periods ended December 31, 2023)

	One Year	Five Years	Ten Years
	17.10%	11.35%	8.58%
Index % (reflects no deduction for fees, expenses or taxes) (as of 12-31-23)
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes)	18.66%	9.22%	7.16%
Broad-Based Securities Market Index: S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%
Russell 2000 Index (former)(reflects no deduction for fees, expenses or taxes)	16.93%	9.97%	7.16%
MANAGEMENT OF THE PORTFOLIO
Investment Managers	Subadvisers	Portfolio Managers	Title	Service Date
PGIM Investments LLC / AST Investment Services, Inc.		Rick T. Babich	Vice President, Portfolio Manager	December 2021
		Jeffrey Peasley	Vice President, Portfolio Manager	December 2021
	UBS Asset Management (Americas) LLC	David Wabnik	Head of US Small Cap Growth Equities, Senior Portfolio Manager, and Managing Director	April 2016
		Samuel Kim, CFA	Co-Portfolio Manager and Executive Director	April 2016
	Emerald Mutual Fund Advisers Trust	Kenneth G. Mertz II, CFA	Chief Investment Officer and President	April 2012
		Stacey L. Sears	Senior Vice President	April 2012
		Joseph W. Garner	Director of Research	April 2012
	Driehaus Capital Management LLC	Jeffrey James	Lead Portfolio Manager	September 2022

Investment Managers	Subadvisers	Portfolio Managers	Title	Service Date
		Michael Buck	Portfolio Manager and Senior Analyst	September 2022
		Prakash Vijayan, CFA	Assistant Portfolio Manager and Senior Analyst	September 2022
	Massachusetts Financial Services Company	Michael S. Grossman, CFA	Investment Officer	September 2022
	Victory Capital Management Inc.	D. Scott Tracy, CFA	Chief Investment Officer of RS Investments	September 2022
		Stephen J. Bishop	Portfolio Manager	September 2022
		Melissa Chadwick-Dunn	Portfolio Manager	September 2022
		Christopher W. Clark, CFA	Portfolio Manager	September 2022
		Paul Leung, CFA	Portfolio Manager	September 2022
TAX INFORMATION
Contract owners should consult the prospectus of the appropriate separate account or description of the plan for a discussion and information on the tax consequences of the Contract, policy or plan. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of US federal, state, local and non-US taxes. The Portfolio currently intends to be treated as a partnership for US federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for US federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio, or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio, and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

Notes

Notes

By Mail:	Advanced Series Trust, 655 Broad Street, Newark, NJ 07102
By Telephone:	1-800-346-3778
On the Internet:	www.prudential.com/variableinsuranceportfolios
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